                                                                   Exhibit 10.1






                       APPLIED MOLECULAR EVOLUTION, INC.

                     2002 NEW EMPLOYEE STOCK INCENTIVE PLAN




                       ADOPTED BY THE BOARD OF DIRECTORS
                              ON DECEMBER 11, 2002

                                TABLE OF CONTENTS

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
SECTION 1.  ESTABLISHMENT AND PURPOSE.....................................    1

SECTION 2.  DEFINITIONS...................................................    1
   (a)    "Affiliate".....................................................    1
   (b)    "Award".........................................................    1
   (c)    "Board of Directors"............................................    1
   (d)    "Change in Control".............................................    1
   (e)    "Code"..........................................................    2
   (f)    "Committee".....................................................    2
   (g)    "Company".......................................................    2
   (h)    "Consultant"....................................................    2
   (i)    "Employee"......................................................    2
   (j)    "Exchange Act"..................................................    2
   (k)    "Exercise Price"................................................    2
   (l)    "Fair Market Value".............................................    3
   (m)    "ISO"...........................................................    3
   (n)    "Nonstatutory Option" or "NSO"..................................    3
   (o)    "Offeree".......................................................    3
   (p)    "Option"........................................................    3
   (q)    "Optionee"......................................................    3
   (r)    "Outside Director"..............................................    3
   (s)    "Parent"........................................................    3
   (t)    "Participant"...................................................    3
   (u)    "Plan"..........................................................    3
   (v)    "Purchase Price"................................................    3
   (w)    "Restricted Share"..............................................    3
   (x)    "Restricted Share Agreement"....................................    3
   (y)    "SAR"...........................................................    3
   (z)    "SAR Agreement".................................................    4
   (aa)   "Service".......................................................    4
   (bb)   "Share".........................................................    4
   (cc)   "Stock".........................................................    4
   (dd)   "Stock Option Agreement"........................................    4
   (ee)   "Stock Purchase Agreement"......................................    4
   (ff)   "Stock Unit"....................................................    4
   (gg)   "Stock Unit Agreement"..........................................    4
   (hh)   "Subsidiary"....................................................    4
   (ii)   "Total and Permanent Disability"................................    4

SECTION 3.  ADMINISTRATION................................................    4
   (a)    Committee Procedures............................................    4
   (b)    Committee Responsibilities......................................    4


                                      -i-
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
SECTION 4.  ELIGIBILITY...................................................    6
   (a)    General Rule....................................................    6
   (b)    Limitation On Grants............................................    6

SECTION 5.  STOCK SUBJECT TO PLAN.........................................    6
   (a)    Basic Limitation................................................    6
   (b)    Additional Shares...............................................    6
   (c)    Dividend Equivalents............................................    7

SECTION 6.  RESTRICTED SHARES.............................................    7
   (a)    Restricted Stock Agreement......................................    7
   (b)    Payment for Awards..............................................    7
   (c)    Vesting.........................................................    7
   (d)    Voting and Dividend Rights......................................    7

SECTION 7.  OTHER TERMS AND CONDITIONS OF AWARDS OR SALES.................    7
   (a)    Duration of Offers and Nontransferability of Rights.............    7
   (b)    Purchase Price..................................................    8
   (c)    Withholding Taxes...............................................    8
   (d)    Restrictions on Transfer of Shares..............................    8

SECTION 8.  TERMS AND CONDITIONS OF OPTIONS...............................    8
   (a)    Stock Option Agreement..........................................    8
   (b)    Number of Shares................................................    8
   (c)    Exercise Price..................................................    8
   (d)    Withholding Taxes...............................................    8
   (e)    Exercisability and Term.........................................    8
   (f)    Nontransferability..............................................    9
   (g)    Exercise of Options Upon Termination of Service.................    9
   (h)    Effect of Change in Control.....................................    9
   (i)    Leaves of Absence...............................................    9
   (j)    No Rights as a Stockholder......................................    9
   (k)    Modification, Extension and Renewal of Options..................    9
   (l)    Restrictions on Transfer of Shares..............................   10
   (m)    Buyout Provisions...............................................   10

SECTION 9.  PAYMENT FOR SHARES............................................   10
   (a)    General Rule....................................................   10
   (b)    Surrender of Stock..............................................   10
   (c)    Services Rendered...............................................   10
   (d)    Cashless Exercise...............................................   10
   (e)    Exercise/Pledge.................................................   10
   (f)    Promissory Note.................................................   10
   (g)    Other Forms of Payment..........................................   11

SECTION 10. STOCK APPRECIATION RIGHTS.....................................   11
   (a)    SAR Agreement...................................................   11
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
   (b)    Number of Shares................................................   11
   (c)    Exercise Price..................................................   11
   (d)    Exercisability and Term.........................................   11
   (e)    Effect of Change in Control.....................................   11
   (f)    Exercise of SARs................................................   11
   (g)    Modification or Assumption of SARs..............................   11

SECTION 11. STOCK UNITS...................................................   12
   (a)    Stock Unit Agreement............................................   12
   (b)    Payment for Awards..............................................   12
   (c)    Vesting Conditions..............................................   12
   (d)    Voting and Dividend Rights......................................   12
   (e)    Form and Time of Settlement of Stock Units......................   12
   (f)    Death of Recipient..............................................   13
   (g)    Creditors' Rights...............................................   13

SECTION 12. PROTECTION AGAINST DILUTION...................................   13
   (a)    Adjustments.....................................................   13
   (b)    Dissolution or Liquidation......................................   13
   (c)    Reorganizations.................................................   13

SECTION 13. DEFERRAL OF AWARDS............................................   14

SECTION 14. LEGAL AND REGULATORY REQUIREMENTS.............................   15

SECTION 15. WITHHOLDING TAXES.............................................   15
   (a)    General.........................................................   15
   (b)    Share Withholding...............................................   15

SECTION 16. NO EMPLOYMENT RIGHTS..........................................   15

SECTION 17. DURATION AND AMENDMENTS.......................................   15
   (a)    Term of the Plan................................................   15
   (b)    Right to Amend or Terminate the Plan............................   15
   (c)    Effect of Amendment or Termination..............................   16

SECTION 18. EXECUTION.....................................................   16
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                       APPLIED MOLECULAR EVOLUTION, INC.

                     2002 NEW EMPLOYEE STOCK INCENTIVE PLAN

             Adopted by the Board of Directors on December 11, 2002

SECTION 1. ESTABLISHMENT AND PURPOSE.

         The Plan was adopted by the Board of Directors effective December 11, 2002. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) supporting the recruitment and retention of new non-officer Employees, (b) encouraging such Employees to focus on critical objectives, and (c) linking such Employees directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which shall only include Nonstatutory Options) or SARs.

SECTION 2. DEFINITIONS.

         (a) "Affiliate" shall mean any entity other than a Subsidiary, if the Company and/or a Parent and/or one of more Subsidiaries own not less than fifty percent (50%) of such entity.

         (b)      "Award" shall mean any award of an Option, a SAR, a Restricted
Share or a Stock Unit under the Plan.

         (c) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

         (d) "Change in Control" shall mean the occurrence of any one of the following events:

                  (i) A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

                           (A)      Had been directors of the Company
                  twenty-four (24) months prior to such change; or

                           (B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company twenty-four (24) months prior to such change and who were still in office at the time of the election or nomination; or

                  (ii) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) who by the acquisition or aggregation of securities, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the
         "Base Capital Stock"); except that any


                                      -1-

         change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company. For purposes of this Subsection (ii), the term "person" shall not include an employee benefit plan maintained by the Company.

                  (iii) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not Shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization fifty percent (50%) or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity.

                  (iv) The sale, or transfer or other disposition of all or substantially all of the Company's assets.

Notwithstanding any other provision of this Section 2(d), the term "Change in Control" shall not include a transaction the sole purpose of which is (a) to change the state of the Company's incorporation or (b) to form a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (f) "Committee" shall mean the committee designated by the Board of Directors, which is authorized to administer the Plan under Section 3 hereof.

         (g) "Company" shall mean Applied Molecular Evolution, Inc., a Delaware corporation.

         (h) "Consultant" shall mean a consultant or advisor who provides bona fide services to the Company, a Parent or a Subsidiary as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except for purposes of Section 4(a).

         (i) "Employee" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

         (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (k) "Exercise Price" shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

         (l) "Fair Market Value" shall mean (i) the closing price of a Share on the principal exchange which the Shares are trading, on the date on which the Fair Market Value is determined (if Fair Market Value is determined on a date which the principal exchange is closed, Fair Market Value shall be determined on the last immediately preceding trading day), or (ii) if the Shares are not traded on an exchange but are quoted on the Nasdaq National Market or a successor quotation system, the closing price on the date on which the Fair Market Value is determined, or (iii) if the Shares are not traded on an exchange or quoted on the Nasdaq National Market or a successor quotation system, the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

         (m)      "ISO" shall mean an incentive stock option described in Code section 422.

         (n) "Nonstatutory Option" or "NSO" shall mean a stock option that is not an ISO.

         (o) "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

         (p) "Option" shall mean a Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

         (q) "Optionee" shall mean an individual or estate who holds an Option or SAR.

         (r) "Outside Director" shall mean a member of the Board of Directors who is not a common-law employee of the Company, a Parent or a Subsidiary. Service as an Outside Director shall be considered employment for all purposes of the Plan, for purposes Section 4(a).

         (s) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a parent commencing as of such date.

         (t) "Participant" shall mean an individual or estate who holds an Award.

         (u) "Plan" shall mean this 2002 New Employee Stock Incentive Plan of Applied Molecular Evolution, Inc., as amended from time to time.

         (v) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

         (w)      "Restricted Share" shall mean a Share awarded under the Plan.

         (x) "Restricted Share Agreement " shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

         (y) "SAR" shall mean a stock appreciation right granted under the Plan.

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         (z)      "SAR Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

         (aa) "Service" shall mean service as an Employee, Consultant or Outside Director.

         (bb) "Share" shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

         (cc)     "Stock" shall mean the Common Stock of the Company.

         (dd) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

         (ee) "Stock Purchase Agreement" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

         (ff) "Stock Unit" shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

         (gg) "Stock Unit Agreement" shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

         (hh) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than fifty percent (50%) of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         (ii) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than twelve (12) months.

SECTION 3. ADMINISTRATION.

         (a) Committee Procedures. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board of Directors. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

         (b) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

                  (i) To grant Awards under the Plan on such terms and conditions to be determined by the Committee subject to the terms and conditions of the Plan;

                  (ii)     To interpret the Plan and to apply its provisions;

                  (iii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

                  (iv) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

                  (v) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

                  (vi)     To select the Offerees and Optionees;

                  (vii) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

                  (viii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, the vesting of the award (including accelerating the vesting of awards) and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

                  (ix) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, the vesting or duration of the Option (including accelerating the vesting of the Option), and to specify the provisions of the Stock Option Agreement relating to such Option;

                  (x) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement;

                  (xi) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration;

                  (xii) To determine the disposition of each Option or other right under the Plan in the event of an Optionee's or Offeree's divorce or dissolution of marriage;

                  (xiii) To determine whether Options or other rights under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

                  (xiv) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Stock Option Agreement or any Stock Purchase Agreement; and

                  (xv) To take any other actions deemed necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

         Subject to the requirements of applicable law, the Board of Directors or the Committee may designate one or more persons other than members of the Committee to be delegated the authority to carry out the responsibilities of the Committee, and the Board of Directors or the Committee may prescribe such conditions and limitations for such delegation of authority to such persons as it may deem appropriate, including, but not limited to setting the maximum number of Shares that may be issued to any Employee pursuant to an Award and the maximum aggregate number of Shares that may be issued pursuant to Awards granted by such designated person or persons on behalf of the Company.

SECTION 4. ELIGIBILITY.

         (a) General Rule. Only new non-officer Employees of the Company or a Subsidiary shall be eligible for the grant of Awards, provided that prior to the grant of the Awards, such persons were not previously employed by the Company, a Parent, a Subsidiary or an Affiliate, and such Award is essential as an inducement to the individual's entering into an employment agreement or relationship with the Company or a Subsidiary so as to satisfy the requirements of NASD Rule 4350(i) or any successor rule thereto.

         (b) Limitation On Grants. No Employee shall be granted an Award pursuant to which he or she may receive more than fifty thousand (50,000) Shares.

SECTION 5. STOCK SUBJECT TO PLAN.

         (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The maximum aggregate number of Shares issuable pursuant to Awards under the Plan shall not exceed two hundred thousand (200,000) Shares, including the Shares which become available pursuant to Subsection (b) below, plus those described in subsection (c) below. The limitation of this Section 5(a) shall be subject to adjustment pursuant to
Section 12.

         (b) Additional Shares. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under
Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan.


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         (c)      Dividend Equivalents. Any dividend equivalents paid or
credited under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

SECTION 6. RESTRICTED SHARES

         (a) Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

         (b) Payment for Awards. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

         (c) Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. The Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more years equal or exceed a target determined in advance by the Committee. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company as well as the terms for such vesting.

         (d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

SECTION 7. OTHER TERMS AND CONDITIONS OF AWARDS OR SALES.

         (a) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within thirty (30) days after the grant of such right was communicated to him or her by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

         (b) Purchase Price. The Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in one of the forms described in Sections 9(a), (b) or (c).

         (c) Withholding Taxes. As a condition to the purchase of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such purchase.

         (d) Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8. TERMS AND CONDITIONS OF OPTIONS.

         (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in a form described in Section 9.

         (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 12.

         (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Sections 9.

         (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

         (e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 8(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

         (f) Nontransferability. During an Optionee's lifetime, his or her Option(s) shall be exercisable only by him or her and shall not be transferable. In the event of an Optionee's death, his or her Option(s) shall not be transferable other than by will or by the laws of descent and distribution.

         (g) Exercise of Options Upon Termination of Service. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee's estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

         (h) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become vested and exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company as well as the terms for such acceleration of the vesting and the right to exercise the Option.

         (i) Leaves of Absence. An Optionee's Service shall cease when such Optionee ceases to be actively employed by, or a consultant or adviser to, the Company (or any Subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when an Optionee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. Service terminates in any event when the approved leave ends, unless such Optionee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

         (j) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance to him or her of such Shares pursuant to the exercise of such Option. No adjustments shall be made, except as provided in Section 12.

         (k) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his or her rights or increase his or her obligations under such Option.

         (l) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

         (m) Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 9. PAYMENT FOR SHARES.

         (a) General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Subsections (b) through (g) below.

         (b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his or her representative for more than twelve (12) months. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

         (c) Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Parent or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

         (d) Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

         (e) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

         (f) Promissory Note. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

         (g) Other Forms of Payment. To the extent that a Stock Option Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

SECTION 10. STOCK APPRECIATION RIGHTS.

         (a) SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

         (b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 12.

         (c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

         (d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an Option at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

         (e) Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully vested and exercisable as to all Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company as well as the conditions for the vesting and exercisability of such SAR.

         (f) Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

         (g) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

SECTION 11. STOCK UNITS.

         (a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

         (b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

         (c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company as well as the conditions for the vesting of such Stock Units.

         (d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

         (e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 12.

         (f) Death of Recipient. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

         (g) Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 12. PROTECTION AGAINST DILUTION.

         (a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

                  (i) The number of Shares available for future Awards under Section 5;

                  (ii)     The limitation set forth in Section 4(b);

                  (iii) The number of Shares covered by each outstanding Option and SAR;

                  (iv) The Exercise Price under each outstanding Option and SAR; or

                  (v) The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Section 12, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

         (b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

         (c) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

                  (i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

                  (ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

                  (iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

                  (iv) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

                  (v) Settlement of the value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards less any applicable Purchase Price or Exercise Price.

         (d) Reservation of Rights. Except as provided in this Section 12, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 13. DEFERRAL OF AWARDS.

         The Committee (in its sole discretion) may permit or require a Participant to:

         a) Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books;

         b) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

         c) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Section 13 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the

Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 13.

SECTION 14. LEGAL AND REGULATORY REQUIREMENTS.

         Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.

SECTION 15. WITHHOLDING TAXES.

         (a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

         (b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

SECTION 16. NO EMPLOYMENT RIGHTS.

         No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee, Consultant or Outside Director. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason, with or without notice.

SECTION 17. DURATION AND AMENDMENTS.

         (a) Term of the Plan. The amended and restated Plan, as set forth herein, shall terminate automatically on December 10, 2012 and may be terminated on any earlier date pursuant to Subsection (b) below.

         (b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Option granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the person to whom the Option was granted. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

         (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 18. EXECUTION.

         To record the adoption of the amended and restated Plan by the Board of Directors effective as of December 11, 2002, the Company has caused its authorized officer to execute the same on behalf of the Company.

                                     APPLIED MOLECULAR EVOLUTION, INC.



                                     By ________________________________________
                                        William D. Huse, M.D., Ph.D.
                                        President and Chief Executive Officer